GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Shares		Description	Value

Private Real Estate Investment Trusts & Private Investment Funds – 75.1%(a)
12,115,897		ACRES Capital Debt Opportunity Fund, LP	$ 11,956,779
8,700		Ares Real Estate Enhanced Income Fund	8,666,942
8,546,281		Ares US Real Estate Fund IX	8,052,109
7,198,127		Bain Capital Real Estate I-B, LP	3,020,931
23,529		Broadstone Net Lease, Inc.	1,814,817
10,276		Brookfield Premier Real Estate Partners	14,233,832
17,333,105		Brookfield Real Estate Finance Fund V	11,611,725
12,914		Carlyle Property Investors LP	16,688,943
8,594		Clarion Lion Industrial Trust	18,855,088
11,258		Clarion Lion Properties Fund, LP	17,415,734
14,535,394		Clarion Partners Debt Investment Fund, LP	6,845,764
13,076,485		Clarion Ventures 4	14,241,743
11,210		Harrison Street Core Property Fund	15,441,019
24,624		Heitman Core Real Estate Debt Income Trust, LP	25,190,309
14,050		Menlo Equities Absolute Return Fund	15,224,579
51		Nuveen US Core Plus Real Estate Debt Fund	4,522,957
383		PGIM Real Estate US Debt Fund	451,579
8,013		Prologis US Logistics Fund	14,773,830
14,797,138		Sculptor Real Estate Credit Fund, LP	6,776,853
2,247,613		Truman 2016 SC5, LLC	627,223
660		UBS Trumbull Property Fund	6,838,549
5,338		Voya Commercial Mortgage Lending Fund LP	5,393,524

TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (Cost $216,784,184)			$228,644,829

		Dividend Rate

Preferred Stocks – 10.5%
Equity Real Estate Investment Trusts (REITs) – 6.3%
45,360	Digital Realty Trust, Inc., Series K	5.85%	$ 1,190,700

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
59,203	Global Net Lease, Inc., Series A	7.25%	$ 1,439,225
100,000	Pebblebrook Hotel Trust, Series F	6.30%	1,853,000
48,140	PS Business Parks, Inc., Series Y	5.20%	1,190,983
28,000	Rexford Industrial Realty, Inc., Series B	5.88%	716,240
119,737	SL Green Realty Corp., Series I	6.50%	2,987,438
136,188	Sunstone Hotel Investors, Inc., Series E	6.95%	3,339,330
137,946	UMH Properties, Inc., Series C	6.75%	3,262,423
148,263	Vornado Realty Trust, Series M	5.25%	3,235,099

			19,214,438

Mortgage Real Estate Investment Trusts (REITs) – 4.2%
102,679	AGNC Investment Corp., Series E	6.50%	2,221,974
105,601	Annaly Capital Management, Inc., Series F	6.95%	2,204,949
113,473	MFA Financial, Inc., Series C*	6.50%	2,022,089
75,401	New Residential Investment Corp., Series A	7.50%	1,610,565
66,009	PennyMac Mortgage Investment Trust, Series A	8.13%	1,423,154
150,000	Two Harbors Investment Corp., Series A	8.13%	3,382,500

			12,865,231

TOTAL PREFERRED STOCKS (Cost $35,663,329)			$32,079,669

Common Stocks – 9.7%
Equity Real Estate Investment Trusts (REITs) – 6.6%
10,079	Alexandria Real Estate Equities, Inc. REIT		$ 1,635,318
6,219	American Tower Corp. REIT		1,607,860
24,026	Camden Property Trust REIT		2,191,652
56,669	CubeSmart REIT		1,529,496
21,137	CyrusOne, Inc. REIT		1,537,717
36,413	Equity LifeStyle Properties, Inc. REIT		2,275,084
6,137	Essex Property Trust, Inc. REIT		1,406,416
83,456	Invitation Homes, Inc. REIT		2,297,544
16,310	Life Storage, Inc. REIT		1,548,635

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
26,400	MGM Growth Properties LLC, Class A REIT	$ 718,344
56,817	STAG Industrial, Inc. REIT	1,665,874
30,280	Terreno Realty Corp. REIT	1,593,939

		20,007,879

Mortgage Real Estate Investment Trusts (REITs) – 3.1%
235,775	Ares Commercial Real Estate Corp. REIT	2,150,268
102,984	PennyMac Mortgage Investment Trust REIT	1,805,309
275,000	Starwood Property Trust, Inc. REIT	4,114,000
165,000	TPG RE Finance Trust, Inc. REIT	1,419,000

		9,488,577

TOTAL COMMON STOCKS (Cost $33,941,198)		$ 29,496,456

Public Non-Traded Real Estate Investment Trusts – 0.5%(a)(b)
446,837	InvenTrust Properties Corp.	$ 1,030,510
168,566	NorthStar Healthcare Income, Inc.	623,621

TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (Cost $3,021,727)		$ 1,654,131

Shares	Dividend Rate	Value

Investment Company – 2.2%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,724,062	0.155%	$ 6,724,062
(Cost $6,724,062)

TOTAL INVESTMENTS – 98.0% (Cost $296,134,500)		$298,599,147

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		6,020,426

NET ASSETS – 100.0%		$304,619,573

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $230,298,960, which represents approximately 75.6% of net assets as of June 30, 2020. See additional details below:

Security	Date(s) of Purchase	Cost

ACRES Capital Debt Opportunity Fund, LP	08/16/18-7/11/19	$12,000,000
Ares Real Estate Enhanced Income Fund	02/22/19-03/04/20	8,699,905
Ares US Real Estate Fund IX	12/14/18-03/24/20	8,236,342
Bain Capital Real Estate I-B, LP	11/14/18-03/24/20	3,025,424
Broadstone Net Lease, Inc.	12/30/16	1,811,764
Brookfield Premier Real Estate Partners	10/01/19-12/30/19	14,000,000
Brookfield Real Estate Finance Fund V	06/26/17-01/17/20	11,964,656
Carlyle Property Investors LP	07/01/19-10/01/19	16,987,157
Clarion Lion Industrial Trust	01/01/14-12/30/19	13,300,000
Clarion Lion Properties Fund, LP	01/01/14-05/31/19	14,379,784
Clarion Partners Debt Investment Fund, LP	02/14/17-05/21/19	6,868,221
Clarion Ventures 4	07/01/16-07/10/19	9,793,571
Harrison Street Core Property Fund	01/03/18-10/03/19	15,087,291
Heitman Core Real Estate Debt Income Trust, LP	07/27/17-11/13/17	25,000,000
InvenTrust Properties Corp.	02/06/15	1,429,240
Menlo Equities Absolute Return Fund	06/28/19	16,000,000
NorthStar Healthcare Income, Inc.	11/27/13-03/12/15	1,592,487
Nuveen US Core Plus Real Estate Debt Fund	05/31/19-02/28/20	4,625,600
PGIM Real Estate US Debt Fund	07/31/17-03/29/18	452,948
Prologis US Logistics Fund	01/03/20	14,612,246
Sculptor Real Estate Credit Fund, LP	06/28/17-03/23/20	7,334,992
Truman 2016 SC5, LLC	06/24/16-10/21/19	102,428
UBS Trumbull Property Fund	01/04/16-10/01/18	7,101,855
Voya Commercial Mortgage Lending Fund LP	10/11/19-12/30/19	5,400,000

Total		$219,805,911

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
REIT	— Real Estate Investment Trust

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2020

ACRES Capital Debt Opportunity Fund, LP	$11,956,779	N/A	N/A	$–
Ares Real Estate Enhanced Income Fund(a)	8,666,942	Quarterly	90	5,300,095
Ares US Real Estate Fund IX	8,052,109	N/A	N/A	5,165,446
Bain Capital Real Estate I-B, LP	3,020,931	N/A	N/A	7,217,735
Broadstone Net Lease, Inc.	1,814,817	Quarterly	10	–
Brookfield Premier Real Estate Partners	14,233,832	Quarterly	90	–
Brookfield Real Estate Finance Fund V	11,611,725	N/A	N/A	13,053,855
Carlyle Property Investors LP(b)	16,688,943	N/A	N/A	3,000,000
Clarion Lion Industrial Trust	18,855,088	Quarterly	90	1,500,000
Clarion Lion Properties Fund, LP	17,415,734	Quarterly	90	–
Clarion Partners Debt Investment Fund, LP	6,845,764	N/A	N/A	5,158,972
Clarion Ventures 4	14,241,743	N/A	N/A	963,242
Harrison Street Core Property Fund	15,441,019	Quarterly	45	–
Heitman Core Real Estate Debt Income Trust, LP(c)	25,190,309	Quarterly	90	–
Menlo Equities Absolute Return Fund(d)	15,224,579	Annually	30	–
Nuveen US Core Plus Real Estate Debt Fund(e)	4,522,957	Quarterly	90	5,577,000
PGIM Real Estate US Debt Fund	451,579	Quarterly	90	–
Prologis US Logistics Fund	14,773,830	Quarterly	90	5,100,000
Sculptor Real Estate Credit Fund, LP	6,776,853	N/A	N/A	14,371,099
Truman 2016 SC5, LLC	627,223	N/A	N/A	–
UBS Trumbull Property Fund	6,838,549	Quarterly	60	–
Voya Commercial Mortgage Lending Fund LP	5,393,524	N/A	N/A	–

(a)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on December 17, 2018.
(b)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on July 1, 2019.
(c)	Redemptions are subject to a three-year holding period from the date of the underlying fund’s initial close on July 27, 2017.
(d)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on June 28, 2019.
(e)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on May 31, 2019.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2020 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities. The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

Public Non-Traded REITs — Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”) do not report NAVs on a timely basis and therefore cannot be valued using the practical expedient methodology. GSAM determines the fair value of Public Non-Traded REITs by adjusting the most recent NAV for each Public Non-Traded REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

C. Other Fair Valuation Investments - Prices or valuations that require significant unobservable inputs (including assumptions in determining fair value measurement).

The fair valuation technique depends on the investment characteristics and the availability of observable inputs. Investments are classified within the level of the lowest significant input considered in determining fair value. GSAM uses NAV as its measure of fair values for investments in LP/LLC interests when (i) the investment does not have a readily determinable fair value and (ii) the NAV of the investment is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the investments have been classified, GSAM has assessed factors including, but not limited to, price transparency. An investment in LP/LLC interests using NAV as its measure of fair value is excluded from the fair value hierarchy.

The fair value technique and type of valuation input varies by investment type as follows:

Private REITs — Private Real Estate Investment Trusts (“Private REITs”) report their investment assets at fair value, and typically report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private REITs at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the entire market.

Private Investment Funds — Private investment funds (“Private Investment Funds”) measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private Investment Funds at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2020:

REAL ESTATE DIVERSIFIED INCOME FUND

Investment Type	Level 1	Level 2	Level 3	Total

Assets
Common Stock and/or Other Equity Investments(a)
North America	$29,496,456	$32,079,669	$1,654,131	$63,230,256
Investment Company	6,724,062	—	—	6,724,062

Subtotal	$36,220,518	$32,079,669	$1,654,131	$69,954,318
Direct Investments measured at NAV				228,644,829

Total				$298,599,147

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

The Funds’ risks include, but are not limited to, the following:

Industry Concentration Risk — The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular subindustries, or real estate operations generally.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The Fund may utilize leverage, which magnifies the market risk. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Private Real Estate Investment Funds Risk — The Fund’s performance depends in part upon the performance of the applicable private real estate investment fund managers and selected strategies, the adherence by such private real estate investment fund managers to such selected strategies, the instruments used by such private real estate investment fund managers and the Investment Adviser’s ability to select private real estate investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the private real estate investment fund level.

The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private real estate investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

Private REIT Risk — In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Repurchase Offers Risk — The Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The repurchase of shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. This may result in higher short-term capital gains for taxable shareholders.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.